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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 20, 2002
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                        PAREXEL International Corporation
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               (Exact Name of Registrant as Specified in Charter)

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

Massachusetts                   0-27058                      04-2776269
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
(State or Other               (Commission                    (IRS Employer
Jurisdiction of               File Number)                 Identification No.)
incorporation)
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195 West Street, Waltham, Massachusetts                         02451
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(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code (781) 487-9900
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                                Not Applicable
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        (Former Name or Former Address, if Changed Since Last Report).
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

The Registrant's Audit Committee approved the dismissal of the principal accountants for the Registrant, Arthur Andersen LLP ("Arthur Andersen"), effective as of June 20, 2002, and the engagement of Ernst & Young LLP ("Ernst & Young"), effective as of June 20, 2002, to serve as independent auditors for the Registrant for the fiscal year ending June 30, 2002.

Arthur Andersen was engaged as the Registrant's principal accountants effective as of October 4, 2001 and did not issue any reports on any of the Registrant's financial statements during the Registrant's two most recently completed fiscal years and the subsequent interim period preceding the determination to change principal accountants. During the Registrant's two most recently completed fiscal years and the subsequent interim period preceding the determination to change principal accountants, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the subject matter of the disagreement in connection with any reports it would have prepared on the Registrant's financial statements. During the Registrant's two most recently completed fiscal years and the subsequent interim period preceding the decision to change principal accountants, there were no reportable events as defined in Regulation S-K Item 304(a)(1)(v).

The Registrant requested Arthur Andersen to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of that letter dated June 25, 2002 is filed as
Exhibit 16.1 to this Form 8-K.

The Registrant engaged Ernst & Young as the Registrant's principal accountants effective as of June 20, 2002. During the Registrant's two most recent fiscal years and the subsequent interim period prior to engaging Ernst & Young, neither the Registrant nor anyone on its behalf consulted with Ernst & Young regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report nor oral advice was provided to the Registrant by Ernst & Young that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.         EXHIBIT
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16.1                Letter from Arthur Andersen LLP, dated June 25, 2002,
                    regarding change in certifying accountant.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PAREXEL International Corporation


Dated: June 25, 2002                       By: /s/ James F. Winschel, Jr.
                                              --------------------------------
                                               James F. Winschel, Jr.
                                               Senior Vice President and Chief
                                               Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.         Description
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16.1                Letter from Arthur Andersen LLP, dated June 25, 2002,
                    regarding change in certifying accountant.